March 1, 2006 Exhibit 99.1

Forward-Looking Statement
Forward-Looking Statement
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as “may,” “expect,” “anticipate,” “intend,”
“believe,” “could,” and “should,” and reflect our current expectations and projections about future events.  Actual results could materially differ from those presented due to a variety of internal and external factors. Except as required by the SEC, we undertake no obligation to release revisions or report events or circumstances after the date of this presentation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in our SEC filings, including, but not limited to, our report on Form 10-K; our reports on
Form 10-Q; and other filings. Copies of these filings may be obtained on our website at www.taylorcapitalgroup.com or the SEC’s website at www.sec.gov.

Overview
Overview
Taylor Capital Group, Inc. - Nasdaq: TAYC
*Based on share price as of February 24, 2006
** From 13F filings reporting ownership as of 12/31/05,
minus Index Funds
30,000 (past 90 days) Average Volume
49% Insider/ESOP
51% Public
Ownership
$415,729,080 Market Cap*
10,973,892 Shares Outstanding
$37.89 Share price on 2-24-06

4 Investment Opportunity Investment Opportunity • Financial Performance • Market Opportunity • Strategic Focus • Operating Discipline Why Taylor Capital Group?

Financial Performance
Financial Performance
Net Income Applicable to Common Stockholders
and Fully-Diluted Earnings Per Share
(in thousands, except per share data)
$15,304
$21,098
$31,771
$0
$10,000
$20,000
$30,000
2003 2004 2005
$1.61
$2.19
$3.09

Market Opportunity
Market Opportunity
Chicago’s banking specialist for
closely-held businesses
Cole Taylor Bank
$3.3 Billion
Cole Taylor Bank
$3.3 Billion
8,478 Business Targets
$5 - $50 Million in Revenue
8,478 Business Targets
$5 - $50 Million in Revenue
Source: D&B Million Dollar Database February, 2006

Market Opportunity
Market Opportunity
• We are banking specialists focused on the
unique challenges of closely-held businesses.
• We deliver clear, candid recommendations
that help our clients prosper.
• We are fully-vested in each client’s goals.
• We take care of banking so our clients can
take care of business.

Wholesale Trade (5xxx)
19%
Transportation,
Communications,
Electric, Gas, and
Sanitary Services
(4xxx)
5%
Services
(7xxx-8xxx)
25%
Retail Trade (5xxx)
5%
Manufacturing
(2xxx-3xxx)
24%
Finance, Insurance,  &
Real Estate (6xxx)
13%
Construction
(15xx-17xx)
9%
Market Opportunity
Market Opportunity
Chicago’s business market is large & diverse
– 19,969 companies in metro area
– 8,478 companies in Cole Taylor Bank’s target group
Source: D&B Million Dollar Database, February, 2006
Industry
classification:
Based on the entity's primary SIC code

9 Strategic Focus Strategic Focus • Commercial banking services niche • Relationship oriented • Focus on targeted customers • Efficient, organic growth • Effective credit risk management

Strategic Focus
Strategic Focus
Commercial
Credit &
Financing
Treasury &
Cash
Management
Wealth
Management
Specialized
Corporate
Finance
Integrated
Service Delivery
Teams
Integrated
Service Delivery
Teams
Our Commercial Customers
Our Commercial Customers

Strategic Focus
Strategic Focus
Commercial Real Estate
• Achieve loan growth and credit quality
objectives despite softening real estate
market
• Continue to be easy to use
• Provide effective financing solutions
regardless of project size without
compromising risk diversification
• Use remote capture to generate deposits

Strategic Focus
Strategic Focus
Commercial Banking
• Substantially grow C & I customer base
without compromising credit quality
• Achieve growth and profitability targets in
an intensively competitive market
• Commitment to core deposit growth

Strategic Focus
Strategic Focus
Treasury & Cash Management
• Implement product enhancements to
penetrate our target markets
• Leverage cash management technology
to increase noninterest-bearing deposits
• Capitalize on increase in C&I lending
customers

Strategic Focus
Strategic Focus
Wealth Management
• Continue growth in investment
management
• Increase number of core customers
• Maintain solid investment performance
relative to market
• Increase penetration of wealth
management services to existing core
customers and expand beyond

Strategic Focus
Strategic Focus
Specialized Corporate Finance
• Advisory Services
• Extend ownership advisory services
• Facilitate and support mergers & acquisitions
• Offer growth financing to core customers
• Provide access to derivative products for
our customers
• Generate syndication fees

Operating Discipline
Operating Discipline
Experienced Management Team
52 26 15
Senior Vice President, Financial Management,
Cole Taylor Bank
Robin VanCastle
55 30+ 5
Executive Vice President, Credit Policy,
Chief Credit Office, Cole Taylor Bank
Mark T. Garrigus
58 30+ 3
Executive Vice President, Commercial Banking,
Cole Taylor Bank
John F. Timmer
50 22 1
Chief Financial Officer and Secretary,
Taylor Capital Group & Cole Taylor Bank
Daniel C. Stevens
50 26 26
President & Director, Taylor Capital Group
President, Director & CEO, Cole Taylor Bank
Bruce W. Taylor
53 27 27
Chairman, Director & CEO, Taylor Capital Group
Chairman & Director, Cole Taylor Bank
Jeffrey W. Taylor
Age
Years in
Financial
Services
Years
with
TAYC Title Name

17 Operating Discipline Operating Discipline We’ve performed: • Sustained loan portfolio growth • Maintained strong credit quality • Leveraged existing expense base • Funded growth cost-effectively

18 Financial Review Financial Review Daniel C. Stevens Chief Financial Officer

Financial Review
Financial Review
Net Income Applicable to Common Stockholders
and Fully-Diluted Earnings Per Share
(in thousands, except per share data)
$15,304
$21,098
$31,771
$0
$10,000
$20,000
$30,000
2003 2004 2005
$1.61
$2.19
$3.09

20 Financial Review Financial Review Total Assets (in millions) $2,535 $2,604 $2,889 $3,281 $1,500 $2,000 $2,500 $3,000 $3,500 12/31/2002 12/31/2003 12/31/2004 12/31/2005 9% CAGR

Financial Review
Financial Review
$1,389
$1,597
$1,920
$2,144
$0
$500
$1,000
$1,500
$2,000
$2,500
12/31/02 12/31/03 12/31/2004 12/31/05
Total Commercial Real Estate
and C&I Loans
(in millions)
16%
CAGR

Financial Review
Financial Review
Loan Portfolio Composition
as a % of Total Loans
At December 31, 2005
Commercial - Nonowner
Occupied
18%
Commercial - Owner
Occupied  9%
Residential Income
Property  6%
Commercial Real
Estate Secured
33%
Home Equity
9%
Other
1%
Commercial & Industrial
28%
Real Estate -
Construction
29%
Residential
Properties
21%
Land &
Land Development
5%
Commercial
Properties
3%

23 Financial Review Financial Review Total “In-Market” Deposits (in millions) $1,623 $1,651 $1,745 $1,907 $500 $1,000 $1,500 $2,000 12/31/02 12/31/03 12/31/04 12/31/05 7% CAGR

Financial Review
Financial Review
Deposit Mix at December 31, 2005
Savings
22%
Out-of-Local-Market
Certificates of
Deposit
5%
Public
Time Deposits
3%
Brokered
Certificates of
Deposit
20%
In-Market
Certificates
of Deposit
Money Market
Deposits
25%
Non-interest
Bearing Deposits
18%
NOW
Accounts
4%
Accounts
3%

25 Financial Review Financial Review Net Charge-off as % of Average Total Loans 0.47% 0.34% 0.24% 0.00% 0.25% 0.50% 2003 2004 2005

26 Financial Review Financial Review Efficiency Ratio 68% 62% 55% 30% 40% 50% 60% 70% 2003 2004 2005

27 Financial Review Financial Review Net Interest Margin (tax-equivalent) 3.97% 3.65% 3.80% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2003 2004 2005

Financial Review
Financial Review
Price to Earnings Multiples
16.4x
15.9x
12.3x
14.7x 14.7x
11.1x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
18.0x
20.0x
Nat'l Peer Chicago Peers TAYC
2006 P/E 2007 P/E
Source:  SNL Financial.  Financial data as of 12/31/05.  Market data as of 2/23/06.

Financial Review
Financial Review
Price to Book Value Multiples
232%
250%
189%
308%
284%
211%
0%
50%
100%
150%
200%
250%
300%
350%
400%
Nat'l Peer Chicago Peers TAYC
Price / Book Price / TBV
Source:  SNL Financial.  Financial data as of 12/31/05.  Market data as of 2/23/06.
TBV = “Tangible Book Value”

30 Thank you Thank you